CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)	$ 717.1	$ (25.6)
Items that will not be reclassified to profit or loss:
Equity investments at fair value through other comprehensive income ("FVOCI") - net change in fair value	49.0	(25.8)
Items that are or may be reclassified to profit or loss in subsequent periods:
Cash flow hedges - effective portion of changes in fair value	23.6	(47.9)
Cash flow hedges - reclassified to profit or loss	5.5	(9.1)
Total other comprehensive income (loss), net of tax	78.1	(82.8)
Total comprehensive income (loss)	795.2	(108.4)
Attributable to non-controlling interest	(1.5)	(2.0)
Attributable to common shareholders	$ 796.7	$ (106.4)